UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Entry into Employment Agreements with Executive Officers

On December 31, 2006, Kforce Inc. (“Kforce”) entered into amended employment agreements with David L. Dunkel, William L. Sanders, Joseph J. Liberatore, Michael Ettore and Steven McMahan (the “Executives”).

Pursuant to Mr. Dunkel’s agreement, Mr. Dunkel will serve as Chief Executive Officer and will be entitled to an annual base salary of $625,000. Mr. Dunkel’s agreement extends for a rolling period of two years and 364 days, unless the agreement is earlier terminated by Mr. Dunkel with or without good reason, by Kforce with or without cause, or Mr. Dunkel’s employment is terminated by reason of voluntary retirement, death or disability. Mr. Dunkel’s agreement also provides that in the event that Kforce terminates Mr. Dunkel’s employment without cause, or if Mr. Dunkel terminates his employment with Kforce for good reason, Kforce will be obligated to pay, as severance, an amount equal to 2.99 times the sum of the annual base salary on the date of termination plus the average of Mr. Dunkel’s last three years’ cash bonuses. For purposes of calculating the severance benefit to be paid in the event that Kforce terminates Mr. Dunkel’s employment without cause, or if Mr. Dunkel terminates his employment with Kforce for good reason, Mr. Dunkel’s last three years’ bonuses shall not include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. The agreement further provides that if a change in control occurs and Mr. Dunkel’s employment is terminated at any time prior to the first anniversary of the change in control date (other than for cause or by Mr. Dunkel for good reason), then Mr. Dunkel shall be entitled to receive, as severance, an amount in cash equal to 2.99 times his annual base salary on the date of termination plus the average of his last three years’ bonuses. For purposes of calculating the severance benefit to be paid upon a change in control, Mr. Dunkel’s last three years’ bonuses shall include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. Mr. Dunkel is also entitled under his agreement to participate in Kforce’s Supplemental Executive Retirement Plan and certain retirement health benefits.

Pursuant to Mr. Sanders’ and Mr. Liberatore’s agreements, Mr. Sanders will serve as President and will be entitled to an annual base salary of $490,000, and Mr. Liberatore will serve as Chief Financial Officer and will be entitled to an annual base salary of $350,000. Each agreement extends for a rolling period of two years and 364 days, unless the agreement is earlier terminated by the Executive with or without good reason, by Kforce with or without cause, or the Executive’s employment is terminated by reason of voluntary retirement, death or disability. The agreements also provide that in the event that Kforce terminates the Executive’s employment without cause, or if the Executive terminates his employment with Kforce for good reason, Kforce will be obligated to pay, as severance, an amount equal to two times the sum of the annual base salary on the date of termination plus the average of the Executive’s last two years’ cash bonuses. For purposes of calculating the severance benefit to be paid in the event that Kforce terminates the Executive’s employment without cause, or if the Executive terminates his employment with Kforce for good reason, the Executive’s last two years’ bonuses shall not include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. The agreements further provide that if a change in control occurs and the Executive’s employment is terminated at any time prior to the first anniversary of the change in control date other than for cause or by the Executive for good reason, then the Executive shall be entitled to receive, as severance, an amount in cash equal to 2.99 times his annual base salary on the date of termination plus the average of his last three years’ bonuses. For purposes of calculating the severance benefit to be paid upon a change in control, the Executive’s last three years’ bonuses shall include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. Messrs. Sanders and Liberatore are also entitled under their respective agreements to participate in Kforce’s Supplemental Executive Retirement Plan and certain retirement health benefits.

Pursuant to Mr. Ettore’s agreement, Mr. Ettore will serve as Chief Services Officer and will be entitled to an annual base salary of $250,000. Mr. Ettore’s agreement extends for a rolling period of two years, unless the agreement is earlier terminated by Mr. Ettore with or without good reason, by Kforce with or without cause, or Mr. Ettore’s employment is terminated by reason of voluntary retirement, death or disability. Mr. Ettore’s agreement also provides that in the event that Kforce terminates Mr. Ettore’s employment without cause, or if Mr. Ettore terminates his employment with Kforce for good reason, Kforce will be obligated to pay, as severance, an amount equal to two times the sum of the annual base salary on the date of termination plus the average of Mr. Ettore’s last two years’ cash bonuses. For purposes of calculating the severance benefit to be paid in the event that Kforce terminates Mr. Ettore’s employment without cause, or if Mr. Ettore terminates his employment with Kforce for good reason, Mr. Ettore’s last two years’ bonuses shall not include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. The agreement further provides that if a change in control occurs and Mr. Ettore’s employment is terminated at any time prior to the first anniversary of the change in control date other than for cause or by Mr. Ettore for good reason, then Mr. Ettore shall be entitled to receive, as severance, an amount in cash equal to two times his annual base salary on the date of termination plus the average of his last two years’ bonuses. For purposes of calculating the severance benefit to be paid upon a change in control, Mr. Ettore’s last two years’ bonuses shall include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. Mr. Ettore is also entitled under his agreement to participate in Kforce’s Supplemental Executive Retirement Plan and certain retirement health benefits.

Pursuant to Mr. McMahan’s agreement, Mr. McMahan will serve as Chief Sales Officer and President, Atlantic Region, and will be entitled to an annual base salary of $250,000. Mr. McMahan’s agreement extends for a rolling period of one year, unless the agreement is earlier terminated by Mr. McMahan with or without good reason, by Kforce with or without cause, or Mr. McMahan’s employment is terminated by reason of voluntary retirement, death or disability. Mr. McMahan’s agreement also provides that in the event that Kforce terminates Mr. McMahan’s employment without cause, or if Mr. McMahan terminates his employment with Kforce for good reason, Kforce will be obligated to pay, as severance, an amount equal to the sum of the annual base salary on the date of termination plus the average of Mr. McMahan’s last two years’ cash bonuses. For purposes of calculating the severance benefit to be paid in the event that Kforce terminates Mr. McMahan’s employment without cause, or if Mr. McMahan terminates his employment with Kforce for good reason, Mr. McMahan’s last two years’ bonuses shall not include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. The agreement further provides that if a change in control occurs and Mr. McMahan’s employment is terminated at any time prior to the first anniversary of the change in control date other than for cause or by Mr. McMahan for good reason, then Mr. McMahan shall be entitled to receive, as severance, an amount in cash equal to two times his annual base salary on the date of termination plus the average of his last two years’ bonuses. For purposes of calculating the severance benefit to be paid upon a change in control, Mr. McMahan’s last two years’ bonuses shall include the value of stock grants, restricted stock grants, option grants or other long term incentives as defined in the agreement. Mr. McMahan is also entitled under his agreement to participate in Kforce’s Supplemental Executive Retirement Plan and certain retirement health benefits.

The summary of the employment agreements above is qualified in its entirety by the terms of the individual employment agreements which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, to this Current Report on Form 8-K and are incorporated by reference.

Kforce Inc. Supplemental Executive Retirement Plan

Effective December 31, 2006, the Compensation Committee of Kforce’s board of directors approved a design for a Supplemental Executive Retirement Plan (the “SERP”) for the benefit of certain executive officers and recommended to Kforce’s board of directors that the SERP be adopted. The primary goals of the SERP will be to provide a salary continuation plan at retirement, create an additional wealth accumulation opportunity, and restore lost qualified pension benefits due to government limitations. The SERP will be a nonqualified benefit plan, and will not include elective deferrals of covered executive officers’ salaries. The SERP will be funded entirely by Kforce, and benefits will be taxable to the executive officer upon receipt and deductible for Kforce when paid. Benefits payable under the SERP will be targeted at 45% of the covered executive officer’s final base salary and target bonus. Benefits under the SERP will be normally paid for the life of the covered executive officer, but may be commuted to a lump sum or to 5, 10 or 15 years, as elected by the covered executive officer. Interest will continue to be credited on the unpaid account balance, if the covered executive officer does not commute the benefits. Normal retirement age under the SERP will be defined as age 65, however early retirement with a lump sum payment at 62, or sooner based on a minimum of 10 years of service, will be permitted with no discounts on the age 65 benefit amount. Early retirement under the SERP will be defined as age 55 with at least 10 years of service. SERP benefits will vest based upon a graded vesting schedule. The SERP plan document will be filed as an exhibit to Kforce’s Annual Report on Form 10-K for the year ended December 31, 2006, subject to adoption by Kforce’s board of directors.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Employment Agreement, dated as of December 31, 2006 between the Registrant and David L. Dunkel.

10.2	Employment Agreement, dated as of December 31, 2006 between the Registrant and William L. Sanders.

10.3	Employment Agreement, dated as of December 31, 2006 between the Registrant and Joseph J. Liberatore.

10.4	Employment Agreement, dated as of December 31, 2006 between the Registrant and Michael Ettore.

10.5	Employment Agreement, dated as of December 31, 2006 between the Registrant and Steven McMahan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

January 8, 2007	By:	/s/ Joseph J. Liberatore
Joseph J. Liberatore, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of December 31, 2006 between the Registrant and David L.Dunkel.

10.2	Employment Agreement, dated as of December 31, 2006 between the Registrant and William L. Sanders.

10.3	Employment Agreement, dated as of December 31, 2006 between the Registrant and Joseph J. Liberatore.

10.4	Employment Agreement, dated as of December 31, 2006 between the Registrant and Michael Ettore.

10.5	Employment Agreement, dated as of December 31, 2006 between the Registrant and Steven McMahan.